MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL             TWO WORLD TRADE CENTER,
REINVESTMENT FUND                                       NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000

DEAR SHAREHOLDER:

Over the past year, the fixed-income markets reacted favorably, first, to plans to reduce U.S. Treasury debt and, subsequently, to signs of a slowing economy. The U.S. economy recorded solid economic growth as the year began. A tight labor market and rising oil prices increased concern about inflation. The Federal Reserve Board responded by raising the federal funds rate a total of 100 basis points to a nine-year high of 6.50 percent. Long-term Treasury yields trended lower as the federal budget surplus reduced the supply of Treasury securities. Long-term municipal yields also declined during the year.

The economy slowed considerably during the third quarter of 2000. Both the household and business sectors showed signs of retrenchment. Stock market volatility increased and many equity investments declined. Earlier fears about inflation were replaced by concern over weakening asset prices. The change in market psychology was reinforced in December when comments by Federal Reserve Board Chairman Alan Greenspan signaled a more accommodative monetary policy. These comments sparked a strong rally in the fixed-income markets that lowered interest rates. The market's reaction was confirmed by two 50-basis-point reductions in the federal funds rate in January 2001.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal bond index yield declined from 6.08 percent to
5.27 percent during the calendar year 2000. Over half the decline in long-term municipal interest rates occurred in the final two months of the year. Bond prices, which move inversely to changes in interest rates rose. The yield spread between AAA-rated general obligation bonds and lower-rated BBB-rated bonds widened during the year. The wider spread meant that higher-rated bonds outperformed lower-rated bonds.

The ratio of municipal yields as a percentage of Treasury yields averaged an attractive 98 percent during the year. Historically, this ratio

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

has been used to measure the relationship between the two markets. Over the previous three years, the ratio had ranged between a high of 100 percent and a low of 83 percent.

State and local government budget surpluses reduced the need to issue bonds for new projects. New-issue volume declined 13 percent to $200 billion for the year.

The impact of lower taxes on municipal securities has again become an issue with the election of George W. Bush as president. Historically, debates on tax reform have initially created uncertainty about municipal value. However, municipals have performed well following passage of tax reform legislation.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

30-YEAR BOND YIELDS 1994-2000

              INSURED            U.S.         INSURED MUNICIPAL YIELDS/
          MUNICIPAL YIELDS  TREASURY YIELDS  U.S. TREASURY YIELDS (RATIO)
12/31/93       5.40%             6.34%                  85.17%
1/31/94        5.40%             6.24%                  86.54%
2/28/94              5.80%            6.66%                        87.09%
3/31/94              6.40%            7.09%                        90.27%
4/29/94              6.35%            7.32%                        86.75%
5/31/94              6.25%            7.43%                        84.12%
6/30/94              6.50%            7.61%                        85.41%
7/29/94              6.25%            7.39%                        84.57%
8/31/94              6.30%            7.45%                        84.56%
9/30/94              6.55%            7.81%                        83.87%
10/31/94             6.75%            7.96%                        84.80%
11/30/94             7.00%            8.00%                        87.50%
12/30/94             6.75%            7.88%                        85.66%
1/31/95              6.40%            7.70%                        83.12%
2/28/95              6.15%            7.44%                        82.66%
3/31/95              6.15%            7.43%                        82.77%
4/28/95              6.20%            7.34%                        84.47%
5/31/95              5.80%            6.66%                        87.09%
6/30/95              6.10%            6.62%                        92.15%
7/31/95              6.10%            6.86%                        88.92%
8/31/95              6.00%            6.66%                        90.09%
9/30/95              5.95%            6.48%                        91.82%
10/31/95             5.75%            6.33%                        90.84%
11/30/95             5.50%            6.14%                        89.58%
12/29/95             5.35%            5.94%                        90.07%
1/31/96              5.40%            6.03%                        89.55%
2/29/96              5.60%            6.46%                        86.69%
3/29/96              5.85%            6.66%                        87.84%
4/30/96              5.95%            6.89%                        86.36%
5/31/96              6.05%            6.99%                        86.55%
6/28/96              5.90%            6.89%                        85.63%
7/31/96              5.85%            6.97%                        83.93%
8/30/96              5.90%            7.11%                        82.98%
9/30/96              5.70%            6.93%                        82.25%
10/31/96             5.65%            6.64%                        85.09%
11/29/96             5.50%            6.35%                        86.61%
12/31/96             5.60%            6.63%                        84.46%
1/31/97              5.70%            6.79%                        83.95%
2/28/97              5.65%            6.80%                        83.09%
3/31/97              5.90%            7.10%                        83.10%
4/30/97              5.75%            6.94%                        82.85%
5/30/97              5.65%            6.91%                        81.77%
6/30/97              5.60%            6.78%                        82.60%
7/30/97              5.30%            6.30%                        84.13%
8/31/97              5.50%            6.61%                        83.21%
9/30/97              5.40%            6.40%                        84.38%
10/31/97             5.35%            6.15%                        86.99%
11/30/97             5.30%            6.05%                        87.60%
12/31/97             5.15%            5.92%                        86.99%
1/31/98              5.15%            5.80%                        88.79%
2/28/98              5.20%            5.92%                        87.84%
3/31/98              5.25%            5.93%                        88.53%
4/30/98              5.35%            5.95%                        89.92%
5/29/98              5.20%            5.80%                        89.66%
6/30/98              5.20%            5.65%                        92.04%
7/31/98              5.18%            5.71%                        90.72%
8/31/98              5.03%            5.27%                        95.45%
9/30/98              4.95%            5.00%                        99.00%
10/31/98             5.05%            5.16%                        97.87%
11/30/98             5.00%            5.06%                        98.81%
12/31/98             5.05%            5.10%                        99.02%
1/31/99              5.00%            5.09%                        98.23%
2/28/99              5.10%            5.58%                        91.40%
3/31/99              5.15%            5.63%                        91.47%
4/30/99              5.20%            5.66%                        91.87%
5/31/99              5.30%            5.83%                        90.91%
6/30/99              5.47%            5.96%                        91.78%
7/31/99              5.55%            6.10%                        90.98%
8/31/99              5.75%            6.06%                        94.88%
9/30/99              5.85%            6.05%                        96.69%
10/31/99             6.03%            6.16%                        97.89%
11/30/99             6.00%            6.29%                        95.39%
12/31/99             5.97%            6.48%                        92.13%
1/31/00              6.18%            6.49%                        95.22%
2/29/00              6.04%            6.14%                        98.37%
3/31/00              5.82%            5.83%                        99.83%
4/30/00              5.91%            5.96%                        99.16%
5/31/00              5.91%            6.01%                        98.34%
6/30/00              5.84%            5.90%                        98.98%
7/31/00              5.73%            5.78%                        99.13%
8/31/00              5.62%            5.67%                        99.12%
9/30/00              5.74%            5.89%                        97.45%
10/31/00             5.65%            5.79%                        97.58%
11/30/00             5.55%            5.61%                        98.93%
12/31/00             5.27%            5.46%                        96.52%

Source: Municipal Market Data A Division of Thomson Financial Municipal Group and Bloomberg L.P.

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

PERFORMANCE

For the 12-month period ended December 31, 2000, Morgan Stanley Dean Witter Select Municipal Reinvestment Fund returned 11.92 percent. During the same period, the Lehman Brothers Municipal Bond Index (Lehman Index) returned 11.68 percent. Total return figures assume the reinvestment of all distributions. The accompanying chart compares the Fund's performance to that of the Lehman Index.

PORTFOLIO STRUCTURE

The Fund's net assets of $77 million were diversified among 10 long-term sectors and 40 credits. During the year, cash and short-term investments were reduced from 11 to 5 percent of net assets as market conditions improved. Purchases shifted to a combination of long-discount bonds and premium bonds priced to the call. Portfolio sales focused on current-coupon bonds with shorter maturities.

At the end of December, the Fund's average maturity was 16 years. Average duration, a measure of sensitivity to interest-rate changes, was 7.4 years. The accompanying charts and table provide current information on the portfolio's credit quality, maturity distribution and sector concentrations. Optional call provisions by year and their respective cost (book) yields are also shown.

LOOKING AHEAD

The Federal Reserve Board chairman's comments in December signaled a more accommodative monetary policy. The subsequent decision in January 2001 to lower interest rates have caused the bond market to anticipate additional rate cuts. This environment is favorable for fixed-income investments. We believe municipals present good long-term value.

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

We appreciate your ongoing support of Morgan Stanley Dean Witter Select Municipal Reinvestment Fund and look forward to continuing to serve your investment needs.

Very truly yours,

[/S/ CHARLES A. FIUMEFREDDO]             [/S/ MITCHELL M. MERIN]
CHARLES A. FIUMEFREDDO                   MITCHELL M. MERIN
CHAIRMAN OF THE BOARD                    PRESIDENT

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL
REINVESTMENT FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LARGEST SECTORS AS OF DECEMBER 31, 2000
(% OF NET ASSETS)

GENERAL OBLIGATION  22%
  TRANSPORTATION    19%
WATER & SEWER       17%
EDUCATION           10%
HOSPITAL             9%
IDR/PCR*             6%
ELECTRIC             5%

*INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CREDIT RATINGS AS OF DECEMBER 31, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)

AAA OR AAA  52%
 AA OR AA   28%
  A OR A    20%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP. PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DISTRIBUTION BY MATURITY
(% OF NET ASSETS)

UNDER 1 YEAR  4.5%
 1-5 YEARS    2.3%
5-10 YEARS    25.7%
10-20 YEARS   29.9%
20-30 YEARS   31.3%
30 + YEARS     5.0%

WEIGHTED AVERAGE MATURITY: 16 YEARS PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL
REINVESTMENT FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31, 2000, CONTINUED

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                               DECEMBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERCENT CALLABLE*
WEIGHTED AVERAGE CALL PROTECTION: 6 YEARS

2001   7%
2002   10%
2003    6%
2004    7%
2005   10%
2006   10%
2007    3%
2008   21%
2009   11%
2010    7%
2011+   8%

Years Bonds Callable
COST (BOOK) YIELD**
WEIGHTED AVERAGE BOOK YIELD: 6.0%

2001   7.7%
2002   6.4%
2003   6.3%
2004   5.5%
2005   5.9%
2006   7.7%
2007   5.7%
2008   5.2%
2009   5.3%
2010   5.5%
2011+  5.1%

* % Based on Long-Term Portfolio. ** Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before fund operating expenses. For example, the fund is earning a book yield of 7.7% on 7% of the bonds in the long-term portfolio that is callable in 2001. Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL
REINVESTMENT FUND
FUND PERFORMANCE DECEMBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000
($ in Thousands)

                  FUND     LEHMAN(3)
DECEMBER 1990   $10,000     $10,000
DECEMBER 1991   $11,204     $11,214
December 1992     $12,199    $12,203
December 1993     $13,662    $13,702
December 1994     $12,845    $12,993
December 1995     $14,900    $15,261
December 1996     $15,429    $15,937
December 1997     $16,654    $17,402
December 1998     $17,564    $18,530
December 1999     $16,848    $18,149
December 2000  $18,856(2)    $20,269

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

   AVERAGE ANNUAL TOTAL RETURNS
   ----------------------------
   PERIOD ENDED 12/31/00
   ---------------------
   1 Year                               11.92%(1)
   5 Years                              4.82%(1)
   10 Years                             6.55%(1)

------------------------

(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.
(2)  Closing value assuming a complete redemption on December 31, 2000.
(3) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investors
     Service, Inc. or Standard & Poor's Corporation, respectively and with maturities of 2 years or greater. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

PRINCIPAL
AMOUNT IN                                                                             COUPON     MATURITY
THOUSANDS                                                                              RATE        DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (94.2%)
            GENERAL OBLIGATION (22.4%)
 $ 5,000    North Slope Borough, Alaska, Ser 2000 B (MBIA)........................   0.00 %      06/30/09  $ 3,368,399
   2,000    Los Angeles Unified School District, California, 1997 Ser B (FGIC)....   5.00        07/01/23    1,991,960
   1,000    Florida Board of Education, Capital Outlay Refg Ser 1999 B (MBIA).....   4.50        06/01/24      903,290
   1,000    Washington Suburban Sanitation District, Maryland, Gen Constr Refg
              1994................................................................   5.00        06/01/14    1,014,650
   2,000    Massachusetts, 2000 Ser B.............................................   6.00        06/01/16    2,184,860
     825    New York City, New York, 1990 Ser D...................................   6.00        08/01/07      826,238
   2,000    Little Miami Local School District, Ohio, Ser 1998 (FGIC).............   4.875       12/01/23    1,915,000
   2,000    Pennsylvania, First Ser 1995 (FGIC)...................................   5.50        05/01/12    2,098,600
   1,000    Shelby County, Tennessee, Refg 1995 Ser A.............................   5.625       04/01/12    1,047,290
   2,000    Washington, Ser 1994 A................................................   5.80        09/01/08    2,095,920
                                                                                                           -----------
 -------
                                                                                                            17,446,207
  18,825
                                                                                                           -----------
 -------
            EDUCATIONAL FACILITIES REVENUE (9.5%)
   2,000    District of Columbia, Georgetown University Ser 1993..................   5.375       04/01/23    1,967,960
   1,000    Purdue University, Indiana, Student Fee Ser Q.........................   5.75        07/01/15    1,071,040
   1,000    Massachusetts Health & Educational Facilities Authority, Boston
              College Ser K.......................................................   5.25        06/01/18    1,006,610
   1,500    Rutgers The State University, New Jersey, Refg Ser R..................   6.50        05/01/13    1,568,505
   2,000    New York State Dormitory Authority, State University Ser 1989 B.......   0.00        05/15/03    1,805,480
                                                                                                           -----------
 -------
                                                                                                             7,419,595
   7,500
                                                                                                           -----------
 -------
            ELECTRIC REVENUE (5.1%)
   2,000    South Carolina Public Service Authority, Santee Cooper 1997 Refg
              Ser A (MBIA)........................................................   5.00        01/01/29    1,918,580
   3,000    Washington Public Power Supply System, Proj #2 Refg Ser 1994 A
              (FGIC)..............................................................   0.00        07/01/09    2,020,770
                                                                                                           -----------
 -------
                                                                                                             3,939,350
   5,000
                                                                                                           -----------
 -------
            HOSPITAL REVENUE (9.2%)
   1,000    Maryland Industrial Development Financing Authority, Holy Cross Health
              Refg Ser 1996.......................................................   5.50        12/01/08    1,068,730
   2,000    New Jersey Health Care Facilities Financing Authority, St Barnabas
              Health Refg Ser 1998 B (MBIA).......................................   5.25        07/01/18    2,038,800
   2,000    North Central Texas Health Facilities Development Corporation,
              University Medical Center Ser 1997 (FSA)............................   5.50        04/01/10    2,116,700
   2,000    Washington Health Care Facilities Authority, Swedish Health Ser 1998
              (Ambac).............................................................   5.125       11/15/22    1,947,280
                                                                                                           -----------
 -------
                                                                                                             7,171,510
   7,000
                                                                                                           -----------
 -------
            INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (5.7%)
     700    Connecticut Development Authority, Bridgeport Hydraulic Co Refg
              Ser 1990............................................................   7.25        06/01/20      715,120
   1,000    Michigan Strategic Fund, Ford Motor Co Refg Ser 1991 A................   7.10        02/01/06    1,122,820
   2,500    Ohio Water Development Authority, Dayton Power & Light Co
              Collateralized Refg 1992 Ser A......................................   6.40        08/15/27    2,570,900
                                                                                                           -----------
 -------
                                                                                                             4,408,840
   4,200
                                                                                                           -----------
 -------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                                                            COUPON      MATURITY
THOUSANDS                                                                             RATE        DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------
            MORTGAGE REVENUE -- MULTI-FAMILY (1.3%)
 $   950    Michigan Housing Development Authority, Rental 1992 Ser A.............   6.60 %      04/01/12  $   988,494
                                                                                                           -----------
 -------
            MORTGAGE REVENUE -- SINGLE FAMILY (2.6%)
   2,000    Alaska Housing Finance Corporation, Governmental 1995 Ser A (MBIA)....   5.875       12/01/24    2,028,800
                                                                                                           -----------
 -------
            RECREATIONAL FACILITIES REVENUE (2.9%)
   3,650    Metropolitan Football Stadium District, Colorado, Sales Tax
              Ser 1999 A (MBIA)...................................................   0.00        01/01/11    2,270,811
                                                                                                           -----------
 -------
            TRANSPORTATION FACILITIES REVENUE (19.0%)
   2,000    Sacramento County, California, Airport Refg Ser 1998 B (FGIC).........   5.00        07/01/18    2,012,020
   1,500    San Francisco Bay Area Rapid Transit District, California, Sales Tax
              Ser 1998 (Ambac)....................................................   4.75        07/01/23    1,437,945
   2,000    Lee County, Florida, Transportation Ser 1995 (MBIA)...................   5.75        10/01/22    2,094,260
   2,000    Kansas Department of Transportation, Highway Refg Ser 1998............   5.50        09/01/14    2,162,000
   3,500    Kentucky Turnpike Authority, Resource Recovery Road 1987 Ser A BIGS...   8.50        07/01/06    4,205,320
     975    Massachusetts Turnpike Authority, Western 1997 Ser A (MBIA)...........   5.55        01/01/17      994,510
   2,000    Puerto Rico Highway & Transportation Authority, Ser 1998 A............   4.75        07/01/38    1,852,160
                                                                                                           -----------
 -------
                                                                                                            14,758,215
  13,975
                                                                                                           -----------
 -------
            WATER & SEWER REVENUE (16.5%)
   2,000    San Francisco Public Utilities Commission, California, Water 1996
              Ser A...............................................................   5.00        11/01/21    1,992,180
   2,000    De Kalb County, Georgia, Water & Sewer Refg Ser 2000..................   5.13        10/01/31    1,986,660
   2,000    Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC)..............   4.75        01/01/28    1,866,060
   2,000    Suffolk County Industrial Development Agency, New York, Southwest
              Sewer Ser 1994 (FGIC)...............................................   4.75        02/01/09    2,029,700
   1,000    Columbus, Ohio, Sewerage Refg Ser 1992................................   6.25        06/01/08    1,044,700
            Metropolitan Government of Nashville & Davidson County, Tennessee,
   2,000      Refg 1986...........................................................   5.50        01/01/16    2,000,760
   2,000      Refg Ser 1998 A (FGIC)..............................................   4.75        01/01/22    1,888,240
                                                                                                           -----------
 -------
                                                                                                            12,808,300
  13,000
                                                                                                           -----------
 -------

  76,100    TOTAL TAX-EXEMPT MUNICIPAL BONDS
----------  (COST $69,507,464)...........................................................................
                                                                                                            73,240,122
                                                                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                                                            COUPON      MATURITY
THOUSANDS                                                                             RATE        DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (4.5%)
 $   600    Idaho Health Facilities Authority, St Lukes Regional Medical Center
              Ser 2000 (FSA) (Demand 01/02/01)....................................   4.90*%      07/01/30  $   600,000
   1,300    Missouri Health & Educational Facilities Authority, Washington
              University Ser 1996 D (Demand 01/02/01).............................   4.80*       09/01/30    1,300,000
   1,500    Clermont County, Ohio, Mercy Health Ser 1991 (Ambac)..................   8.541++     09/25/01+   1,612,500
                                                                                                           -----------
 -------

   3,400

   3,400   TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS

 $79,500
 -------
 -------

 $79,500   TOTAL INVESTMENTS
 -------
 -------
           OTHER ASSETS IN EXCESS OF LIABILITIES.......................................................    1.3        967,411
                                                                                                         -----   ------------
           NET ASSETS..................................................................................  100.0%  $ 77,720,033
                                                                                                         -----   ------------
                                                                                                         -----   ------------

---------------------

BIGS   Bond Income Growth Security
  *    Current coupon of variable rate demand obligation.
  +    Prerefunded to call date shown.
 ++ Current coupon rate for residual interest bonds. This rate resets periodically as the auction rate on the related short-term securities change.
 (a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.
       The aggregate gross unrealized appreciation is $3,858,798 and the aggregate gross unrealized depreciation is $65,349, resulting in net unrealized appreciation of $3,793,449.

BOND INSURANCE
--------------------------------------------------------------------------------
Ambac  Ambac Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets

Alaska...................     6.9%
California...............     9.6
Colorado.................     2.9
Connecticut..............     0.9
District of Columbia.....     2.5
Florida..................     3.9
Georgia..................     5.0
Idaho....................     0.8
Indiana..................     1.4
Kansas...................     2.8%
Kentucky.................     5.4
Maryland.................     2.7
Massachusetts............     5.4
Michigan.................     2.7
Missouri.................     1.7
New Jersey...............     4.6
New York.................     6.0
Ohio.....................     9.2
Pennsylvania.............     2.7%
Puerto Rico..............     2.4
South Carolina...........     2.5
Tennessee................     6.4
Texas....................     2.7
Washington...............     7.6
                           ------
Total....................    98.7%
                           ======

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
Investments in securities, at value
  (cost $72,959,173)...........................................................................  $76,752,622
Cash...........................................................................................        5,204
Receivable for:
    Interest...................................................................................    1,129,202
    Shares of beneficial interest sold.........................................................       47,343
    Investments sold...........................................................................       25,000
Prepaid expenses and other assets..............................................................        8,352
                                                                                                 -----------

     TOTAL ASSETS..............................................................................   77,967,723
                                                                                                 -----------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased..................................................      127,842
    Investment management fee..................................................................       32,595
    Dividends and distributions to shareholders................................................       27,267
Accrued expenses...............................................................................       59,986
                                                                                                 -----------

     TOTAL LIABILITIES.........................................................................      247,690
                                                                                                 -----------

     NET ASSETS................................................................................  $77,720,033
                                                                                                 ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital................................................................................  $73,907,038
Net unrealized appreciation....................................................................    3,793,449
Accumulated undistributed net investment income................................................       19,546
                                                                                                 -----------

     NET ASSETS................................................................................  $77,720,033
                                                                                                 ===========

NET ASSET VALUE PER SHARE,
  6,471,519 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED OF $.01
  PAR VALUE)...................................................................................       $12.01
                                                                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

NET INVESTMENT INCOME:

INTEREST INCOME.................................................................................  $4,303,177
                                                                                                  ----------

EXPENSES
Investment management fee.......................................................................     381,492
Transfer agent fees and expenses................................................................     163,132
Professional fees...............................................................................      58,403
Shareholder reports and notices.................................................................      52,145
Registration fees...............................................................................      30,060
Trustees' fees and expenses.....................................................................      12,810
Custodian fees..................................................................................       4,073
Other...........................................................................................       6,640
                                                                                                  ----------

     TOTAL EXPENSES.............................................................................     708,755

Less: expense offset............................................................................      (4,066)
                                                                                                  ----------

     NET EXPENSES...............................................................................     704,689
                                                                                                  ----------

     NET INVESTMENT INCOME......................................................................   3,598,488
                                                                                                  ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...............................................................................     112,137
Net change in unrealized depreciation...........................................................   4,867,741
                                                                                                  ----------

     NET GAIN...................................................................................   4,979,878
                                                                                                  ----------

NET INCREASE....................................................................................  $8,578,366
                                                                                                  ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE YEAR       FOR THE YEAR
                                                                              ENDED              ENDED
                                                                        DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.................................................     $ 3,598,488        $ 3,892,485
Net realized gain (loss)..............................................         112,137            (72,208)
Net change in unrealized appreciation/depreciation....................       4,867,741         (7,293,129)
                                                                           -----------        -----------

     NET INCREASE (DECREASE)..........................................       8,578,366         (3,472,852)
                                                                           -----------        -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................      (3,578,942)        (3,892,485)
Net realized gain.....................................................         (39,786)           (17,023)
                                                                           -----------        -----------

     TOTAL DIVIDENDS AND DISTRIBUTIONS................................      (3,618,728)        (3,909,508)
                                                                           -----------        -----------

Net decrease from transactions in shares of beneficial interest.......      (5,282,224)        (9,052,555)
                                                                           -----------        -----------

     NET DECREASE.....................................................        (322,586)       (16,434,915)

NET ASSETS:
Beginning of period...................................................      78,042,619         94,477,534
                                                                           -----------        -----------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $19,546 AND $0,
    RESPECTIVELY).....................................................     $77,720,033        $78,042,619
                                                                           ===========        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Select Municipal Reinvestment Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is offered exclusively to the holders of certain unit investment trusts as an investment option for reinvesting distributions received on units of their trusts. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on June 1, 1983 and commenced operations on September 22, 1983.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the daily net assets of the Fund determined as of the close of each business day.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2000 aggregated $9,190,700, and $8,627,148, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At December 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $1,000.

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE YEAR                FOR THE YEAR
                                                                              ENDED                       ENDED
                                                                        DECEMBER 31, 2000           DECEMBER 31, 1999
                                                                   ---------------------------  -------------------------
                                                                     SHARES         AMOUNT        SHARES        AMOUNT
                                                                   -----------  --------------  -----------  ------------
Sold.............................................................   1,085,717   $  12,485,563    1,078,788   $ 12,738,507
Reinvestment of dividends and distributions......................     290,853       3,344,818      306,550      3,616,076
                                                                   ----------   -------------   ----------   ------------
                                                                    1,376,570      15,830,381    1,385,338     16,354,583
Repurchased......................................................  (1,840,386)    (21,112,605)  (2,150,372)   (25,407,138)
                                                                   ----------   -------------   ----------   ------------
Net decrease.....................................................    (463,816)  $  (5,282,224)    (765,034)  $ (9,052,555)
                                                                   ==========   =============   ==========   ============

5. FEDERAL INCOME TAX STATUS

During the year ended December 31, 2000, the Fund utilized all its net capital loss carryover of approximately $72,000.

6. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

7. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At December 31, 2000, the Fund held positions in residual interest bonds having a total value of $1,612,500 which represents 2.1% of the Fund's net assets.

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2000          1999          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................   $11.25        $12.27        $12.47        $12.14        $12.48
                                                               ------        ------        ------        ------        ------

Income (loss) from investment operations:
   Net investment income....................................     0.54          0.53          0.56          0.58          0.61
   Net realized and unrealized gain (loss)..................     0.77         (1.02)         0.10          0.35         (0.19)
                                                               ------        ------        ------        ------        ------

Total income (loss) from investment operations..............     1.31         (0.49)         0.66          0.93          0.42
                                                               ------        ------        ------        ------        ------

Less dividends and distributions from:
   Net investment income....................................    (0.54)        (0.53)        (0.56)        (0.58)        (0.61)
   Net realized gain........................................    (0.01)        --            (0.30)        (0.02)        (0.15)
                                                               ------        ------        ------        ------        ------

Total dividends and distributions...........................    (0.55)        (0.53)        (0.86)        (0.60)        (0.76)
                                                               ------        ------        ------        ------        ------

Net asset value, end of period..............................   $12.01        $11.25        $12.27        $12.47        $12.14
                                                               ======        ======        ======        ======        ======

TOTAL RETURN+...............................................    11.92%        (4.07)%        5.46%         7.94%         3.55%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     0.93%(1)      0.95 %        0.91%(1)      0.95%(1)      0.94%(1)

Net investment income.......................................     4.72%         4.49 %        4.51%         4.78%         5.01%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $77,720       $78,043       $94,478       $94,255       $92,187

Portfolio turnover rate.....................................       12%            5 %          31%            8%           17%

---------------------

 + Calculated based on the net asset value as of the last business day of the period.
(1)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL
REINVESTMENT FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Select Municipal Reinvestment Fund (the "Fund"), including the portfolio of investments, as of December 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the respective stated periods ended December 31, 1999 were audited by other independent accountants whose report, dated February 4, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Select Municipal Reinvestment Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 7, 2001

                      2000 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended December 31, 2000, the Fund paid to its shareholders $0.54 per share from tax-exempt income.

       For the year ended December 31, 2000, the Fund paid to shareholders $0.01 per share from long-term capital gains.

TRUSTEES
-----------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-----------------------------------------------
Charles A. Fiumefreddo
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
Mitchell M. Merin
PRESIDENT
Barry Fink
VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
James F. Willison
VICE PRESIDENT
Joseph R. Arcieri
VICE PRESIDENT
Thomas F. Caloia
TREASURER

TRANSFER AGENT
-----------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center--Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
-----------------------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
-----------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.


MORGAN STANLEY
DEAN WITTER
SELECT MUNICIPAL
REINVESTMENT
FUND






ANNUAL REPORT
DECEMBER 31, 2000